UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2010

Item 1. Report to Stockholders.

ANNUAL REPORT

Year Ended
March 31, 2010

April 30, 2010

Dear Shareholders:

The fiscal year ended March 31, 2010 was very good for the Perkins Discovery Fund and the stock market in general.  The Fund finished the period with a return of 80.41% versus 83.11% for the Dow Jones Wilshire Micro-Cap, 62.76% for the Russell 2000, 56.87% for the NASDAQ Composite and 49.77% for the S&P 500.  Micro-cap stocks were among the best performing during the period.  It is typical for small and micro-cap stocks to lead during the beginning of a new bull market.  During the March quarter, the Fund was up 12.39% versus 11.58% for the Dow Jones Wilshire Micro-Cap Index.

At the Perkins Discovery Fund, we follow a bottom-up approach, using both fundamental and technical chart analysis to find new investment opportunities one by one and to monitor our current holdings.  During the year, we acquired 21 new holdings and disposed of 17.  As a result, the portfolio expanded from 35 holdings to 39.  We started the period with 17.3% in cash and cash equivalents and ended with 10.2% as we initiated and added to holdings.  Since we were in a good market and experiencing net inflows to the Fund, we believe this was appropriate.

Our three best performing stocks for the fiscal year were Insignia Systems, Inc., Ebix, Inc., and Health Fitness Corp.  Insignia Systems provides in-store advertising products, programs and services to retailers and consumer packaged goods manufacturers.  Although Insignia’s business was down in the first half of 2009, its second half results were strong.  We will continue to hold Insignia but did trim back our position during the last quarter as the shares were up in anticipation of a possible settlement in a legal action Insignia has against News America Marketing.  Ebix provides internet-based software applications, exchanges and related services to the insurance industry.  We initially purchased the holding over four years ago as the earnings were steadily improving and the stock was moving up out of a multi-year consolidation.  We plan to hold this company as long as the positive fundamental and technical trends continue, although we did trim back our position during the year.  Health Fitness Corp., a provider of employee health improvement services to Fortune 500 companies, was bought out during the last quarter via a tender offer by Trustmark Mutual Holding Company at a 22% premium to market.

The Fund’s three biggest losers were Matrixx Initiatives, Inc., Procera Networks, Inc. and Novatel Wireless, Inc.  Matrixx Initiatives markets over-the-counter cold relief and antacid products under the Zicam, Nasal Comfort and XID brands.  We purchased Matrixx in 2006 and 2007 as the products were gaining market share resulting in growing revenues and earnings.  Unfortunately, Matrixx recalled its nasal Zicam products, which accounted for approximately 40% of revenues, after an FDA warning that it could cause loss of smell, and we sold our position.  Procera Networks manufactures network traffic identification, control and service management equipment.  We purchased our Procera holding last spring and early summer in anticipation of improving revenues and earnings, which failed to materialize causing the chart pattern to break down and we sold our position last fall.  Novatel Wireless designs and develops wireless broadband access solutions based on 3G and 4G wireless technologies.  We purchased Novatel in anticipation of growth in its MiFi wireless hotspot product, but ended up selling the holding after management projected for fourth quarter revenues to be below consensus.

The table below shows the Fund’s performance for various periods ended March 31, 2010.

	Perkins	Dow Jones	Russell	NASDAQ	S&P
Annualized	Discovery	Wilshire	2000	Composite	500
Total Return	Fund	Micro-Cap Index	Index	Index	Index
Since 4-9-98 Inception	11.73%	7.12%	4.28%	2.33%	2.20%
Ten Year	2.26%	5.03%	3.68%	-6.25%	-0.65%
Five Year	5.84%	0.99%	3.36%	3.70%	1.92%
Three Year	-4.90%	-6.56%	-3.99%	-0.33%	-4.17%
One Year	80.41%	83.11%	62.76%	56.87%	49.77%

Gross Expense Ratio: 2.95%

The Fund’s performance by calendar year is shown in the table below.

	Perkins	Dow Jones	Russell	NASDAQ	S&P
	Discovery	Wilshire	2000	Composite	500
Calendar Period	Fund	Micro-Cap Index	Index	Index	Index
1998 (Partial Year)	9.67%	-16.28%	-11.36%	21.34%	12.84%
1999	67.54%	40.68%	21.26%	85.58%	21.03%
2000	7.61%	-18.08%	-3.02%	-39.29%	-9.15%
2001	17.76%	24.82%	2.49%	-21.05%	-11.91%
2002	-31.18%	-8.54%	-20.48%	-31.53%	-22.18%
2003	67.87%	84.03%	47.25%	50.01%	28.62%
2004	22.55%	15.87%	18.33%	8.59%	10.92%
2005	1.13%	0.99%	4.55%	1.37%	4.88%
2006	20.46%	16.02%	18.37%	9.52%	15.80%
2007	4.31%	-8.52%	-1.57%	9.81%	5.49%
2008	-51.52%	-44.98%	-33.79%	-40.54%	-37.00%
2009	65.26%	47.59%	27.17%	43.89%	26.46%
2010 (YTD to 3/31/10)	12.39%	11.58%	8.85%	5.68%	5.39%
Annualized
(Inception to 3/31/10)	11.73%	7.12%	4.28%	2.33%	2.20%

Please note that performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 800-366-8361. The Fund imposes a 1.00% redemption fee on shares held less than 90 days.  Performance data does not reflect the redemption fee.  If it had, total return would be reduced.

We have been in a strong market for just over a year now. The March 2009 bottom came approximately 15 months after the beginning of the recession in December of 2007 as declared by the National Bureau of Economic Research (“NBER”).  Although the NBER has not yet declared the end of the recession, based on positive GDP growth in the third and fourth quarters of 2009, we believe it most likely ended this past summer or fall.  After the advance we have seen in the market since the March 2009 lows, we would expect a market correction at some point here, possibly followed by a continued advance.

We cannot control the action of the market; however, we will continue to choose stocks that we believe can do well over the long term using our same bottom-up selection process of looking for small companies that are benefiting from positive change.  And, of course, we continue to monitor our holdings.  Some of these will reach levels where they will be sold, even though they may continue to be good companies.  Others will not work out in the way we anticipated and will be candidates to be sold.  Both will be replaced with new ideas, as part of an ongoing process.  We believe the Discovery Fund is well positioned in micro-cap growth stocks that hold significant promise for the future.

Thank you for your continued support.

Sincerely,

Richard W. Perkins, C.F.A.	Daniel S. Perkins, C.F.A.
President	Executive Vice President

Opinions expressed above are those of Richard W. Perkins or Daniel S. Perkins and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Small company investing involves additional risks such as limited liquidity and greater volatility. The Fund invests in micro-cap and early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. As a result, investors considering an investment in the Fund should consider their ability to withstand the volatility of the Fund’s net asset value associated with the risks of the portfolio.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; the Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization; and the NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange.  The Dow Jones Wilshire Micro-Cap Index is formed by taking the 2,500 smallest companies, as measured by Market Capitalization of the Dow Jones Wilshire 5000 Index. One cannot invest directly in an index.  Please refer to the schedule of investments for more information regarding Fund holdings.  Fund holdings are subject to change and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Must be preceded or accompanied by a prospectus.  Please read it carefully before investing.

The Fund is distributed by Quasar Distributors, LLC.  (05/10)

The Perkins Discovery Fund

SECTOR ALLOCATION (PERCENTAGE OF NET ASSETS) as of March 31, 2010 (Unaudited)

*  Cash equivalents and liabilities in excess of other assets.

EXPENSE EXAMPLE For the Six Months Ended March 31, 2010 (Unaudited)

As a shareholder of the Perkins Discovery Fund (“the Fund”), you incur two types of costs: (1) transaction costs, including redemptions fees and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/01/09 – 3/31/10).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem your shares less than 90 days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These

The Perkins Discovery Fund

EXPENSE EXAMPLE For the Six Months Ended March 31, 2010 (Unaudited) (Continued)

expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/09	Value 3/31/10	10/1/09 – 3/31/10*
Actual	$1,000	$1,125	$10.60
Hypothetical (5% annual
return before expenses)	$1,000	$1,015	$10.05

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six month period of 2.00% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

The Perkins Discovery Fund
Value of $10,000 vs S&P 500 Index,
Russell 2000 Index and Dow Jones Wilshire Micro-Cap Index

Average Annual Total Return
Period Ending March 31, 2010
1 Year	80.41%
5 Year	5.84%
10 Year	2.26%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2000 and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.

As of 3/31/10 the Russell 2000 Index returned 62.76%, 3.36%, 3.68% for the one-year, five-year and ten-year periods, respectively.

As of 3/31/10 the  S&P 500 Index returned 49.77%, 1.92%, (0.65)% for the one-year, five-year and ten-year periods, respectively.

As of 3/31/10 the Dow Jones Wilshire Micro-Cap Index returned 83.11%, 0.99%, 5.03% for the one-year, five-year and ten-year periods, respectively.

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at March 31, 2010

Shares		Value

COMMON STOCKS: 90.7%

Capital Markets: 0.4%
40,000	Swordfish
	Financial, Inc.*	$48,800

Diversified Financial Services: 1.7%
11,000	Life Partners
	Holdings, Inc.	243,870

Diversified Telecommunication Services: 0.6%
90,000	Broadcast
	International, Inc.*	90,000

Electronic Equipment & Instruments: 2.6%
60,000	ADDvantage
	Technologies
	Group, Inc.*	135,600
90,000	Wireless Ronin
	Technologies, Inc.*	225,000
		360,600
Food Products: 4.6%
10,000	Diamond Foods, Inc.	420,400
80,000	The Inventure
	Group, Inc.*	229,600
		650,000
Health Care Equipment & Supplies: 6.4%
150,000	CardioGenesis Corp.*	56,850
30,000	Cardiovascular
	Systems, Inc.*	159,300
20,000	Span-America Medical
	Systems, Inc.	372,000
150,000	Uroplasty, Inc.*	310,500
		898,650
Health Care Providers & Services: 13.6%
150,000	iCAD, Inc.*	228,000
65,000	IntegraMed
	America, Inc.*	572,650
25,000	MEDTOX
	Scientific, Inc.*	256,250
75,000	Metropolitan Health
	Networks, Inc. *	242,250
20,000	U.S. Physical
	Therapy, Inc.*	348,000
25,000	Virtual
	Radiologic Corp.*	275,000
		1,922,150
Healthcare Products: 1.1%
50,000	EDAP TMS
	S.A. - ADR*	158,000

Hotels, Restaurants & Leisure: 4.1%
8,000	California Pizza
	Kitchen, Inc.*	134,320
40,000	Famous Dave’s of
	America, Inc.*	322,000
8,333	Granite City Food &
	Brewery Ltd.*	14,583
45,000	Lakes
	Entertainment, Inc.*	103,500
		574,403
Internet & Catalog Retail: 2.7%
50,000	U.S. Auto Parts
	Network, Inc.*	376,000

IT Services: 4.1%
80,000	Computer Task
	Group, Inc.*	580,000

Leisure Equipment & Products: 1.9%
40,000	Summer Infant, Inc.*	260,800

Media: 16.3%
350,000	Insignia Systems, Inc.*	2,296,000

Oil & Gas: 3.6%
130,000	Abraxas
	Petroleum Corp.*	249,600
45,000	USEC, Inc.*	259,650
		509,250
Paper & Forest Products: 4.3%
200,000	Verso Paper Corp.*	608,000

Pharmaceuticals: 1.9%
200,000	Heska Corp.*	164,200
50,000	Oculus Innovative
	Sciences, Inc.*	106,000
		270,200
Professional Services: 1.1%
50,000	RCM
	Technologies, Inc.*	157,500

Semiconductors & Semiconductor
Equipment: 6.2%
50,000	Advanced Analogic
	Technologies, Inc.*	174,500

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

SCHEDULE OF INVESTMENTS at March 31, 2010 (Continued)

Shares		Value

COMMON STOCKS: 90.7% (Continued)

Semiconductors & Semiconductor
Equipment: 6.2% (Continued)
135,000	Conexant
	Systems, Inc.*	$459,000
50,000	Mattson
	Technology, Inc.*	231,000
		864,500
Software: 11.8%
60,000	Ebix, Inc.*	958,200
15,000	ePlus, Inc.*	263,250
30,000	NetScout Systems, Inc.*	443,700
		1,665,150
Specialty Retail: 1.7%
90,000	Appliance
	Recycling Centers
	of America, Inc.*	243,000
TOTAL COMMON STOCKS
(Cost $10,615,686)		12,776,873

Principal
Amount

SHORT-TERM INVESTMENTS: 10.2%

Money Market Funds: 10.2%
567,587	AIM Liquid Assets
	Portfolio -
	Institutional
	Class, 0.114%^	567,587
577,470	AIM Short-Term
	Prime Portfolio -
	Institutional
	Class, 0.091%^	577,470
299,165	Fidelity Money Market
	Portfolio - Select
	Class, 0.146%^	299,165
		1,444,222
TOTAL SHORT-TERM
INVESTMENTS
(Cost $1,444,222)		1,444,222

TOTAL INVESTMENTS
IN SECURITIES: 100.9%
(Cost $12,059,908)		14,221,095
Liabilities in Excess
of Other Assets: (0.9)%		(132,339)
TOTAL NET ASSETS: 100.0%		$14,088,756

*	Non-income producing security.
ADR	American Depository Receipt
^	7-day yield.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2010

ASSETS
Investments in securities, at value
(cost $12,059,908) (Note 2)	$14,221,095
Receivables:
Fund shares sold	55,369
Interest	193
Prepaid expenses	18,393
Total assets	14,295,050

LIABILITIES
Payables:
Investment securities purchased	131,950
Fund shares redeemed	14,544
Investment advisory fees, net	5,401
Administration fees	2,889
Custody fees	658
Distribution fees	13,561
Fund accounting fees	3,579
Transfer agent fees	7,638
Chief Compliance Officer fees	1,249
Other accrued expenses	24,825
Total liabilities	206,294

NET ASSETS	$14,088,756
Net asset value, offering and redemption price per share
($14,088,756 / 590,809 shares outstanding; unlimited
shares authorized without par value)	$23.85

COMPONENTS OF NET ASSETS
Paid-in capital	$17,331,166
Accumulated net realized loss on investments	(5,403,597)
Net unrealized appreciation on investments	2,161,187
Net assets	$14,088,756

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF OPERATIONS For the Year Ended March 31, 2010

INVgESTMENT INCOME
Dividends	$19,500
Interest	2,742
Total investment income	22,242

EXPENSES (Note 3)
Investment advisory fees	108,212
Transfer agent fees	35,715
Administration fees	30,650
Distribution fees	27,053
Registration fees	21,480
Fund accounting fees	21,306
Audit fees	18,140
Reports to shareholders	13,221
Miscellaneous expenses	11,582
Chief Compliance Officer fees	7,499
Trustee fees	4,687
Custody fees	4,273
Legal fees	5,961
Insurance expense	1,538
Total expenses	311,317
Less: fees waived	(94,895)
Net expenses	216,422
Net investment loss	(194,180)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(1,786,502)
Change in net unrealized appreciation on investments	7,666,051
Net realized and unrealized gain on investments	5,879,549
Net increase in net assets
resulting from operations	$5,685,369

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2010	March 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(194,180)	$(162,394)
Net realized loss on investments	(1,786,502)	(1,320,778)
Change in net unrealized appreciation
(depreciation) on investments	7,666,051	(4,109,851)
Net increase (decrease) in net
assets resulting from operations	5,685,369	(5,593,023)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	—	(107,278)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net
assets derived from net change
in outstanding shares (a) (b)	1,564,477	(3,403,103)
Total increase (decrease)
in net assets	7,249,846	(9,103,404)

NET ASSETS
Beginning of year	6,838,910	15,942,314
End of year	$14,088,756	$6,838,910

(a)Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2010		March 31, 2009
	Shares	Value	Shares	Value
Shares sold	237,212	$4,837,010	84,370	$1,536,967
Shares issued in
reinvestment of
distributions	—	—	8,049	94,977
Shares redeemed (b)	(163,657)	(3,272,533)	(295,057)	(5,035,047)
Net increase (decrease)	73,555	$1,564,477	(202,638)	$(3,403,103)

(b)Net of redemption fees of $9,819 and $577, respectively.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2010	2009	2008	2007	2006
Net asset value,
beginning of year	$13.22	$22.15	$29.14	$27.71	$22.52

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.33)	(0.31)	(0.28)	(0.48)	(0.33)
Net realized and
unrealized gain (loss)
on investments	10.94	(8.44)	(5.89)	4.16	7.72
Total from investment
operations	10.61	(8.75)	(6.17)	3.68	7.39

LESS DISTRIBUTIONS:
From net realized gain	—	(0.18)	(0.92)	(2.25)	(2.21)
Paid-in capital from
redemption fees
(Note 2)	0.02	0.00 *	0.10	0.00 *	0.01
Net asset value,
end of year	$23.85	$13.22	$22.15	$29.14	$27.71
Total return	80.41%	(39.40)%	(21.33)%	14.24%	35.15%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
year (millions)	$14.1	$6.8	$15.9	$13.6	$11.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	2.88%	2.92%	2.18%	2.54%	3.28%
After fees waived and
expenses absorbed	2.00%	2.00%	2.02%	2.50%	2.50%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	(2.67)%	(2.40)%	(1.15)%	(1.84)%	(2.68)%
After fees waived and
expenses absorbed	(1.79)%	(1.48)%	(0.99)%	(1.80)%	(1.90)%
Portfolio turnover rate	39%	60%	93%	78%	78%

*	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2010

NOTE 1 – ORGANIZATION

The Perkins Discovery Fund (the “Fund”) is a series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on April 9, 1998.

The Fund’s investment objective is to seek long-term capital appreciation with an emphasis in investing in domestic common stocks.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2010 (Continued)

value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2010, the Fund did not hold fair valued securities.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks^	$12,776,873	$—	$—	$12,776,873
Short-Term Investments	1,444,222	—	—	1,444,222
Total Investments in Securities	$14,221,095	$—	$—	$14,221,095

^	See Schedule of Investments for industry breakout.

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2010 (Continued)

the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

At March 31, 2010 the Fund had capital loss carryforwards in the amount of $5,403,597, which $3,205,545 expire on March 31, 2017 and which $2,198,052 expire on March 31, 2018.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2010 (Continued)

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the period.  Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Fund’s net asset value per share.  The Fund charges a 1.00% redemption fee on shares held less than 90 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

G.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2010, the Fund decreased undistributed net loss by $194,180 and decreased paid in capital by $194,180.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

I.
Illiquid Securities. A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2010 (Continued)

seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to invest no more than 15% of its net assets in illiquid securities.

At March 31, 2010, the Fund did not hold any securities considered illiquid.

J.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

K.
New Accounting Pronouncement. In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements.  Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact it will have on its financial statement disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Perkins Capital Management, Inc. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the year ended March 31, 2010, the Fund incurred $108,212 in advisory fees.

Effective July 18, 2007, the Advisor contractually agreed to limit the Fund’s annual ratio of expenses to 2.00% of the Fund’s average daily net assets.  Prior to July 18, 2007, the limit on the Fund’s annual ratio of expenses was 2.50% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2010 (Continued)

of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.

At March 31, 2010, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $238,150.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
March 31, 2011	$ 41,618
March 31, 2012	101,637
March 31, 2013	94,895

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

Under $12 million	$30,000
$12 to $50 million	0.25% of average daily net assets
$50 to $100 million	0.20% of average daily net assets
$100 to $200 million	0.15% of average daily net assets
Over $200 million	0.10% of average daily net assets

For the year ended March 31, 2010, the Fund incurred $30,650 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator.  For the year ended March 31, 2010, the Fund was allocated $7,499 of the Trust’s Chief Compliance Officer fee.

The Perkins Discovery Fund

NOTES TO FINANCIAL STATEMENTS March 31, 2010 (Continued)

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund may pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets.  The Fund pays a fee to the Advisor as compensation for distribution-related activities, not reimbursement for specific expenses.  For the year ended March 31, 2010, the Fund paid distribution fees of $27,053 to the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended March 31, 2010, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, was $4,991,361 and $3,776,226, respectively.

There were no purchases or sales of U.S. Government obligations for the year ended March 31, 2010.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 was as follows:

	March 31,	March 31,
	2010	2009
Distributions paid from:
Long-term capital gain	$—	$107,278
Short-term capital gain	—	—

As of March 31, 2010 the components of distributable earnings on a tax basis were as follows:

Cost of investments	$12,059,908
Gross unrealized appreciation	5,004,158
Gross unrealized depreciation	(2,842,971)
Net unrealized appreciation	2,161,187
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(5,403,597)
Total accumulated losses	$(3,242,410)

The Perkins Discovery Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
The Perkins Discovery Fund and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of The Perkins Discovery Fund, a series of shares of Professionally Managed Portfolios, as of March 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Perkins Discovery Fund as of March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 28, 2010

The Perkins Discovery Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent.  The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, policies and to general supervision by the Board.  Additional information regarding the Trustees is included in the Fund’s SAI and is available without charge, upon request, by calling (800) 280-4779.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.  Unless noted otherwise, each person has held the positions listed for a minimum of five years.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee,
(born 1943)	and	Term;	Industries, Inc.		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	(administrative,		Inc.
Fund Services, LLC		May 1991.	management and business
2020 E. Financial Way			consulting); formerly,
Suite 100			Executive Vice President
Glendora, CA 91741			and Chief Operating
Officer, Integrated Asset
Management (investment
advisor and manager)
and formerly, President,
Value Line, Inc. (investment
advisory and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment	1	The Dana
(born 1939)		Term;	Consultant; formerly,		Foundation;
c/o U.S. Bancorp		Since	Chief Executive Officer,		The Univ. of
Fund Services, LLC		May 1991.	Rockefeller Trust Co.,		Virginia Law
2020 E. Financial Way			(prior thereto Senior		School Fdn.
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager and
Financial Advisor); formerly,
Senior Vice President,
Norton Simon, Inc.

The Perkins Discovery Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Held

Carl A. Froebel	Trustee	Indefinite	Former Owner,	1	None.
(born 1938)		Term;	Golf Adventures,
c/o U.S. Bancorp		Since	LLC, (Vacation
Fund Services, LLC		May 1991.	Services); formerly
2020 E. Financial Way			President and Founder,
Suite 100			National Investor Data
Glendora, CA 91741			Services, Inc.
(investment related
computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Independent
(born 1950)		Term;	July 2001;		Trustee, The
c/o U.S. Bancorp		Since	formerly, Executive		Managers
Fund Services, LLC		May 1991.	Vice President,		Funds,
2020 E. Financial Way			Investment Company		Managers
Suite 100			Administration, LLC		AMG Funds,
Glendora, CA 91741			(mutual fund		Aston Funds;
			administrator).		Advisory
Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel;
formerly
Independent
Director,
Guardian
Mutual
Funds.

The Perkins Discovery Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Held

Officers of the Trust

Robert M. Slotky	President	Indefinite	Senior Vice	Not	Not
(born 1947)		Term; Since	President,	Applicable.	Applicable.
c/o U.S. Bancorp		Aug. 2002.	U.S. Bancorp
Fund Services, LLC	Chief	Indefinite	Fund Services,
2020 E. Financial Way	Compliance	Term; Since	LLC, since
Suite 100	Officer	Sept. 2004	July 2001.
Glendora, CA 91741	Anti-	Indefinite
	Money	Term; Since
	Laundering	Dec. 2005.
Officer

Eric W. Falkeis	Executive	Indefinite	Senior Vice	Not	Not
(born 1973)	Vice	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	President	Since	Chief Financial
Fund Services, LLC		Nov.	Officer (and other
615 East Michigan St.		2009.	positions), U.S.
Milwaukee, WI 53202			Bancorp Fund Services,
LLC since 1997.

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Fund Services,
Fund Services, LLC		Nov.	LLC, since 2006;
615 East Michigan St.		2009.	formerly, Manager,
Milwaukee, WI 53202			Pricewaterhouse-Coopers
LLP (1999-2006).

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		February	Fund Services, LLC,
2020 E. Financial Way		2008.	since July 2007;
Suite 100			formerly, Vice President
Glendora, CA 91741			and Senior Counsel,
Wells Fargo Funds
Management, LLC
(2004-2007).

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

The Perkins Discovery Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

Information regarding how The Perkins Discovery Fund votes proxies relating to portfolio securities is available without charge, upon request, by calling (800) 280-4779, by accessing the Fund’s website at www.perkinscapital.com, or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ending June 30 is available by calling (800) 280-4779 and on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Perkins Discovery Fund files their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 280-4779. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those address shared by two or more accounts.  If you wish to receive individual copies of these documents, please call us at (800) 280-4779 (or contact your financial institution).  We will begin sending you individual copies thirty days after receiving your request.

The Perkins Discovery Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

This notice is not a part of the Annual Report.

Advisor
PERKINS CAPITAL MANAGEMENT, INC.
730 East Lake Street
Wayzata, MN  55391-1769
(800) 998-3190
(952) 473-8367

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent, Fund Accounting & Fund Administration
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

The Perkins Discovery Fund
Symbol – PDFDX
CUSIP – 742935711

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

The Perkins Discovery Fund

	FYE 3/31/2010	FYE 3/31/2009
Audit Fees	$16,500	$16,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,300	$2,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The Perkins Discovery Fund

Non-Audit Related Fees	FYE 3/31/2010	FYE 3/31/2009
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date   June 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date   June 3, 2010

By (Signature and Title)      /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date   June 3, 2010

* Print the name and title of each signing officer under his or her signature.